                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                           PURCHASE AND SALE AGREEMENT

                                     between

                               ACC LIQUIDITY LLC,

                                  as purchaser,

                            OFL-A RECEIVABLES CORP.,

                                   as seller,

                              ACC RECEIVABLES CORP.

                                       and

                        ACC CONSUMER FINANCE CORPORATION

                                   dated as of

                                 March 27, 1997

                                TABLE OF CONTENTS

                                                                            Page
ARTICLE I         DEFINITIONS................................................1

      SECTION 1.1 General....................................................1
      SECTION 1.2 Specific Terms.............................................1
      SECTION 1.3 Certain References.........................................3
      SECTION 1.4 No Recourse................................................3

ARTICLE II        CONVEYANCE OF THE RECEIVABLES...............................
                  AND THE OTHER CONVEYED PROPERTY............................3

      SECTION 2.1 Conveyance of the Receivables and the Other Conveyed
                  Property...................................................3

ARTICLE III       CONDITIONS OF SALE.........................................5

      SECTION 3.1 Conditions Precedent to the Initial Conveyance.............5
      SECTION 3.2 Conditions Precedent to All Sales..........................6

ARTICLE IV        REPRESENTATIONS AND WARRANTIES.............................7

      SECTION 4.1 Representations and Warranties of OFL-A....................7
      SECTION 4.2 Representations and Warranties of the Purchaser...........11
      SECTION 4.3 Indemnification...........................................13

ARTICLE V         COVENANTS OF OFL-A........................................15

      SECTION 5.1 Protection of Title of the Purchaser......................15
      SECTION 5.2 Other Liens or Interests..................................16
      SECTION 5.3 Costs and Expenses........................................16

ARTICLE VI        REPURCHASES...............................................17

      SECTION 6.1 Repurchase of Transferred Receivables Upon Breach of
                  Warranty..................................................17

      SECTION 6.2 Right to Repurchase Transferred Receivables...............17
      SECTION 6.3 Reassignment of Purchased Receivables.....................18
      SECTION 6.4 Waivers...................................................18

ARTICLE VII MISCELLANEOUS...................................................18

      SECTION 7.1 Liability of OFL-A........................................18
      SECTION 7.2 Merger or Consolidation of OFL-A or the Purchaser.........18

      SECTION 7.3   Limitation on Liability of OFL-A and Others.............19
      SECTION 7.4   [Intentionally Omitted].................................19
      SECTION 7.5   Amendment...............................................19
      SECTION 7.6   Notices.................................................20
      SECTION 7.7   Merger and Integration..................................20
      SECTION 7.8   Severability of Provisions..............................20
      SECTION 7.9   Intention of the Parties................................20
      SECTION 7.10  Governing Law...........................................21
      SECTION 7.11  Counterparts............................................21
      SECTION 7.12  Nonpetition Covenant....................................21

EXHIBIT A -- Form of Assignment

SCHEDULE A -- Schedule of Receivables
SCHEDULE B -- Representations and Warranties of Seller

                           PURCHASE AND SALE AGREEMENT

            THIS PURCHASE AND SALE AGREEMENT, dated as of March 27, 1997, executed between ACC Liquidity LLC, a Delaware limited liability company, as purchaser (the "Purchaser"), OFL-A Receivables Corp., a Delaware corporation, as seller ("OFL-A"), ACC Receivables Corp., a Delaware corporation ("ACC Receivables"), and ACC Consumer Finance Corporation, a Delaware corporation ("ACC").

                              W I T N E S S E T H:

            WHEREAS, the Purchaser, has agreed to purchase from OFL-A, and OFL-A, pursuant to this Agreement, is selling to the Purchaser certain Receivables and Other Conveyed Property (in each case, as hereinafter defined) related thereto.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, the Purchaser, OFL-A, ACC Receivables and ACC, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.1 General. The specific terms defined in this Article include the plural as well as the singular. Words herein importing a gender include the other gender. References herein to "writing" include printing, typing, lithography, and other means of reproducing words in visible form. References to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Receivables Financing Agreement (as hereinafter defined). References herein to Persons include their permitted successors and assigns. The terms "include" or "including" mean "include without limitation" or "including without limitation". The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Receivables Financing Agreement.

            SECTION 1.2 Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            "ACC" has the meaning specified in the Preamble.

            "ACC Repurchase Event" means any event which requires ACC, as Servicer, to repurchase a Receivable under Section 8.7 of the Receivables Financing Agreement.

            "Agreement" shall mean this Purchase and Sale Agreement and all amendments hereof and supplements hereto.

            "American Credit Corporation" means the predecessor of ACC.

            "OFL-A" has the meaning specified in the Preamble.

            "OFL-A Repurchase Event" means the occurrence of a breach of any of OFL-A=s representations and warranties under Section 4.1(a).

            "Other Conveyed Property" means, with respect to any Transferred Receivable, all monies at any time paid or payable on such Receivable or in respect thereof after the applicable Purchase Date (including amounts due on or before the applicable Purchase Date but received by OFL-A or ACC after such Purchase Date), an assignment of security interests in the Financed Vehicles, the Insurance Policies and any proceeds from any Insurance Policies relating to such Receivable, the Obligors or the Financed Vehicles, including rebates of premiums, rights under any Collateral Insurance relating to such Receivable, rights of OFL-A or ACC against Dealers with respect to such Receivable under the Dealer Agreements and the Dealer Assignments, all items contained in the related Receivable File, any and all other documents or electronic records that OFL-A or ACC keeps on file in accordance with its customary procedures relating to Receivables, the Obligors or the Financed Vehicles, property (including the right to receive future Liquidation Proceeds) that secures such Receivable and that has been acquired by or on behalf of OFL-A or ACC pursuant to liquidation of such Receivable, and all proceeds of the foregoing.

            "Purchase Date" has the meaning specified in Section 2.1(b).

            "Purchase Price" means with respect to the Eligible Receivables to be sold by OFL-A to the Purchaser on any Purchase Date, the fair market value of such Eligible Receivables giving effect to historical data with respect to defaults, delinquency and similar data.

            "Purchaser" has the meaning specified in the Preamble.

            "Receivables Financing Agreement" means the Receivables Financing Agreement, dated as of March 27, 1997, by and among the Purchaser, ACC, as Servicer, Alpine Securitization Corp., Credit Suisse, New York Branch, as Agent, the financial institutions set forth on the signature pages thereto and Norwest Bank Minnesota, National Association, as Backup Servicer and Custodian.

            "Request Notice" means a notice in the form of a computer print-out, tape or other form acceptable to the Purchaser, which, inter alia, (a) enables the Purchaser to identify all



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

Receivables to be sold on the succeeding Purchase Date by OFL-A to the Purchaser, (b) sets forth the amount of payments received on each Receivable since the prior Purchase Date and (c) sets forth the Purchase Price for the following Purchase Date.

            "Request Notice Date" has the meaning specified in Section 2.1(b).

            "Schedule of Receivables" means the schedule of all retail installment sales contracts and promissory notes sold pursuant to this Agreement which is attached hereto as Schedule A.

            "Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule B.

            "Transferred Receivable" has the meaning specified in Section
2.1(b).

            SECTION 1.3 Certain References. All references to the Principal Balance of a Receivable as of a Purchase Date shall refer to the close of business on such day.

            SECTION 1.4 No Recourse. Without limiting the obligations of OFL-A hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of (x) OFL-A, or (y) of any predecessor or successor of OFL-A.

                                   ARTICLE II

                          CONVEYANCE OF THE RECEIVABLES
                         AND THE OTHER CONVEYED PROPERTY

            SECTION 2.1 Conveyance of the Receivables and the Other Conveyed Property. (a) Subject to the terms and conditions of this Agreement, on and after the date of this Agreement, OFL-A hereby agrees to sell, transfer, assign, and otherwise convey, from time to time, to the Purchaser, without recourse (but without limitation of its obligations in this Agreement), and the Purchaser hereby agrees to purchase, all right, title and interest of OFL-A in and to certain Receivables and Other Conveyed Property originated by OFL-A. It is the intention of OFL-A and the Purchaser that the transfers and assignments contemplated by this Agreement shall constitute sales of such Receivables and Other Conveyed Property from OFL-A to the Purchaser, conveying good title thereto free and clear of any Liens, and such Receivables and Other Conveyed Property shall not be part of OFL-A's estate in the event of the filing of a bankruptcy petition by or against OFL-A under any bankruptcy or similar law.

            (b) OFL-A shall, on the Closing Date and on a date occurring no less frequently than weekly thereafter (each a "Request Notice Date") deliver to the Purchaser a

Request Notice identifying (i) all outstanding Receivables and Other Conveyed Property originated and owned by OFL-A through such date and (ii) all other Receivables and Other Conveyed Property not previously purchased and sold, in each case in accordance with the procedures described in this Section 2.1(b). No later than the Business Day following the delivery of a Request Notice (each a "Purchase Date"), the Purchaser and OFL-A shall identify Eligible Receivables and Other Conveyed Property related thereto designated in such Request Notice arising since the last Purchase Date which are to be purchased and sold ("Transferred Receivables") on such Purchase Date. Each such identification shall be made as of the opening of business of OFL-A on each Purchase Date. Each delivery of a Request Notice shall be accompanied by an updated Schedule of Receivables, which schedule shall be attached hereto as Schedule A and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

            (c) The price paid for Transferred Receivables and Other Conveyed Property related thereto shall be the Purchase Price, which shall be in the minimum amount of $1,000,000 for any purchase and integral multiples of $50,000 in excess thereof. Such Purchase Price shall be paid by means of an immediate cash payment to OFL-A by wire transfer on the applicable Purchase Date to an account designated by OFL-A on or before such Purchase Date. On each Purchase Date, the Transferred Receivables and Other Conveyed Property related thereto shall be assigned, and on such Purchase Date the Purchaser shall pay the Purchase Price for such Transferred Receivables and Other Conveyed Property related thereto.

            (d) On and after each Purchase Date hereunder, the Purchaser shall own the Transferred Receivables and the Other Conveyed Property which have been (assuming compliance with the terms hereof) identified as being transferred to the Purchaser under this Section 2.1 and OFL-A shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such Transferred Receivables and Other Conveyed Property.

            (e) Until the occurrence of a Servicer Termination Event or a resignation pursuant to the Receivables Financing Agreement, ACC, as Servicer, shall conduct the servicing, administration and collection of the Receivables transferred hereunder and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect such Transferred Receivables, from time to time, all in accordance with (i) the terms of the Receivables Financing Agreement, (ii) customary and prudent servicing procedures for sub-prime auto loans of a similar type and (iii) all applicable laws, rules and regulations. Documents relating to Receivables transferred hereunder shall be held in trust by the Custodian for the benefit of the Purchaser and its assignees as the owners thereof, and possession of any incident relating to the Transferred Receivables so retained is for the sole purpose of facilitating the servicing of the Receivables. Such retention and possession thereof is at the will of the Purchaser and its assignees and in a custodial capacity for their benefit only.



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

                                   ARTICLE III

                               CONDITIONS OF SALE

            SECTION 3.1 Conditions Precedent to the Initial Conveyance. The initial conveyance hereunder is subject to the condition precedent that the Purchaser shall have received on or before the date of the initial conveyance under this Agreement, each dated such date (unless otherwise indicated), in form and substance satisfactory to the Purchaser:

            (i) an Assignment executed by OFL-A, substantially in the form of Exhibit A attached hereto;

            (ii) a copy of resolutions duly adopted by the Board of Directors of OFL-A approving this Agreement, the Assignment and the other documents to be delivered by it hereunder and the transactions and matters contemplated hereby, certified by its Secretary or Assistant Secretary;

            (iii) the charter, as amended, of OFL-A, certified by the Secretary of State of Delaware, dated not earlier than 10 days prior to the date of the initial conveyance;

            (iv) a good standing certificate for OFL-A issued by the Secretary of State of Delaware, dated not earlier than 10 days prior to the date of the initial conveyance;

            (v) a copy of OFL-A's by-laws, as amended, certified by its Secretary or Assistant Secretary;

            (vi) a certificate of the Secretary or Assistant Secretary of OFL-A certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement, the Assignment, and the other documents to be delivered by it hereunder (on which certificate the Purchaser may conclusively rely until such time as the Purchaser shall receive from OFL-A a revised certificate meeting the requirements of this subsection
      (vi)) and certifying that (A) OFL-A is qualified as a foreign corporation in all such jurisdictions and still in good standing in all jurisdictions,
      (B) all representations and warranties made by OFL-A in this Agreement are true and correct and (C) no financing statements or other similar instruments and documents relating to the Transferred Receivables or the Other Conveyed Property have been filed in any jurisdiction, other than those financing statements, other similar instruments and documents shown on the certified copies of the requests for information or copies (Form UCC-11)(or a similar search report certified by a party acceptable to the Purchaser) provided pursuant to clause (ix);

            (vii) copies of proper financing statements (Form UCC-1), dated on or prior to the date of the initial conveyance, naming OFL-A as the assignor of the Transferred Receivables and the Other Conveyed Property and the Purchaser as assignee, or other similar instruments or documents, in form and substance sufficient for filing under the UCC or any comparable law of any and all jurisdictions as may be necessary or, in the opinion of the Purchaser desirable to perfect the Purchaser's ownership interest in all Transferred Receivables and Other Conveyed Property, in each case in which an interest may be assigned hereunder;

            (viii) copies of properly executed termination statements or statements of release (Form UCC-2) or other similar instruments or documents, if any, in form and substance satisfactory for filing under the UCC or any comparable law of any and all jurisdictions as may be necessary or, in the opinion of the Purchaser, desirable to release all security interests and similar rights of any Person in the Transferred Receivables and Other Conveyed Property previously granted by OFL-A;

            (ix) certified copies of requests for information or copies (Form UCC-11) (or a similar search report certified by a party acceptable to OFL-A), dated a date reasonably near and prior to the date of the initial conveyance, listing all effective financing statements and other similar instruments and documents including those referred to above in subsections
      (vii) and (viii) which name ACC or OFL-A (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which filings are to be made pursuant to such subsections (vii) and (viii) above, together with copies of such financing statements, none of which, except those filed pursuant to subsections (vii) and (viii), above, shall cover any Transferred Receivables or Other Conveyed Property;

            (x) any necessary third party consents to the closing of the transactions contemplated hereby, in the form and substance satisfactory to the Purchaser; and

            (xi) a favorable opinion of Dewey Ballantine, counsel to OFL-A, with respect to such matters as the Purchaser may reasonably request.

            SECTION 3.2 Conditions Precedent to All Sales. The obligation of the Purchaser to pay for each Transferred Receivable and the Other Conveyed Property on each Purchase Date (including the initial Purchase Date) shall be subject to the further conditions precedent (any one of which can be waived by the Purchaser) that on such Purchase Date:

            (a) The following statements shall be true:

            (i) the representations and warranties of OFL-A contained in Section
      4.1 shall be correct on and as of such Purchase Date in all material respects, before and after giving effect to such conveyance and to the application of proceeds therefrom, as though made on and as of such date; and

            (ii) OFL-A is in compliance with each of its covenants and other agreements set forth herein; and

            (iii) each Transferred Receivable designated as an Eligible Receivable is an Eligible Receivable

            (b) the Purchaser shall have received an Assignment, substantially in the form of Exhibit A attached hereto, dated the related Purchase Date, executed by OFL-A; and

            (c) OFL-A shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser, as the Purchaser may reasonably request; and

            (d) There shall have been no material adverse change in the condition (financial or otherwise), business, operations, results of operations or properties of OFL-A since the preceding conveyance.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            SECTION 4.1 Representations and Warranties of OFL-A. OFL-A makes the following representations and warranties, on which the Purchaser relies in purchasing the Transferred Receivables and the Other Conveyed Property related thereto and in granting a security interest in the Receivables and the Other Conveyed Property related thereto to the Investors under the Transferred Receivables Financing Agreement and on which the Insurer will rely in issuing the Policy. Such representations are made as of the execution and delivery of this Agreement or other time specified in the Schedule of Representations, but shall survive the sale, transfer and assignment of the Transferred Receivables and the Other Conveyed Property related thereto hereunder, and the grant of a security interest to the Custodian on behalf of the Secured Parties under the Receivables Financing Agreement.

            (a) Schedule of Representations. The representations and warranties made by OFL-A, as seller hereunder and set forth on the Schedule of Representations are true and correct.

            (b) Organization and Good Standing. OFL-A has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times and now has, power, authority and legal right to acquire and own the Transferred Receivables and the Other Conveyed Property, and to transfer the Transferred Receivables and the Other Conveyed Property to the Purchaser and to enter into and perform its obligations under this Agreement.

            (c) Due Qualification. OFL-A is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

            (d) Power and Authority. OFL-A has the power and authority to execute and deliver this Agreement, the Receivables Financing Agreement and the Transaction Documents to such which it is a party and to carry out its terms and their terms, respectively; OFL-A has full power and authority to sell and assign the Transferred Receivables and Other Conveyed Property to be sold and assigned to the Purchaser hereunder and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action and the execution, delivery and performance of this Agreement, the Receivables Financing Agreement and the Transaction Documents to which it is a party have been duly authorized by OFL-A by all necessary corporate action.

            (e) Valid Sale; Binding Obligations. This Agreement, the Receivables Financing Agreement, each Assignment and the Transaction Documents to which OFL-A is party have been and will be duly executed and delivered and shall effect a valid sale, transfer and assignment of the Transferred Receivables and the Other Conveyed Property, enforceable against OFL-A and creditors of and purchasers (other than bona fide purchasers taking without notice) from OFL-A, and this Agreement, the Receivables Financing Agreement and such Transaction Documents shall constitute legal, valid and binding obligations of OFL-A enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (f) No Violation. The consummation of the transactions contemplated by this Agreement, the Receivables Financing Agreement and the Transaction Documents, and the fulfillment of the terms of this Agreement, the Receivables Financing Agreement and the Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of OFL-A, or any indenture, agreement, mortgage, deed of trust or other instrument to which OFL-A is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement or the Receivables Financing Agreement, or violate any law, order, rule or regulation applicable to OFL-A of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over OFL-A or any of its properties, or in any way affect OFL-A's ability to perform its obligations under this Agreement.

            (g) No Proceedings. There are no proceedings or investigations pending or, to OFL-A's knowledge, threatened against OFL-A, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over OFL-A or its properties (A) asserting the invalidity of this Agreement or any of the Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by OFL-A of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents (D) involving OFL-A or (E) that could have a material adverse effect on the Transferred Receivables.

            (h) No Consents. OFL-A is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

            (i) Collateral Insurance. As of the Closing Date, ACC maintained Collateral Insurance. OFL-A or ACC is named as named insured under all policies of Collateral Insurance. As of the Closing Date, each Financed Vehicle was covered by Collateral Insurance providing coverage upon repossession of such Financed Vehicle.

            (j) Approvals. All approvals, authorizations, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by OFL-A of this Agreement and the consummation of the transactions contemplated hereby (including the sale, transfer and assignment of Transferred Receivables to the Purchaser) have been or will be taken or obtained on or prior to the Closing Date.

            (k) Chief Executive Office. The chief executive office of OFL-A is located at 12750 High Bluff Drive, Suite 320, San Diego, California 92130.

            (l) Solvency. OFL-A is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Transaction Documents. OFL-A has no Indebtedness to any Person other than pursuant to this Agreement and the Transaction Documents. OFL-A, after giving effect to the transactions contemplated by this Agreement and the Transaction Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

            (m) Tax Treatment. For federal income tax, reporting and accounting purposes, OFL-A will treat the purchase or absolute assignment of each Transferred Receivable pursuant to this Agreement as a purchase or absolute assignment of OFL's full right, title and ownership interest in such Transferred Receivable to the Purchaser and OFL-A has not in any other manner accounted for or treated the transactions in Receivables.

            (n) Compliance With Laws. OFL-A has complied and will comply in all respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Collateral.

            (o) Taxes. OFL-A has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from OFL-A. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by OFL-A in connection with the execution and delivery of this Agreement and the Transaction Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due at or prior to the related Purchase Date.

            (p) Request Notice. Each Request Notice is accurate in all material respects.

            (q) No Liens, Etc. The Collateral and each part thereof is owned by OFL-A free and clear of any adverse claim or restrictions on transferability and OFL-A has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein, and upon transfer hereunder the Purchaser will have acquired good and marketable title to and a valid and the sole record and beneficial ownership interest in such Collateral, free and clear of any adverse claim or restrictions on transferability. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Custodian as "Secured Party" pursuant to
      Article XI of the Receivables Financing Agreement or, with respect to the Receivables, in favor of the Purchaser pursuant to this Agreement.

            (r) Securities Act of 1933; Investment Company Act of 1940. Each purchase of Receivables hereunder will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

            (s) Information True and Correct. All information heretofore or hereafter furnished by or on behalf of OFL-A to the Purchaser in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

            (t) ERISA Compliance. OFL-A is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

            (u) No Material Adverse Effect; No Default. (a) OFL-A is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporation restriction that could have, and no provision of applicable law or governmental regulation is reasonably likely to have, a material adverse effect on the condition (financial or otherwise), business, operations, results of operations or properties of OFL-A, or could have such an effect on the ability of OFL-A to carry out its obligations under this Agreement and the other Transaction Documents to which OFL-A is a party and (b) OFL-A is not in default under or with respect to any contract, agreement, lease or other instrument to which OFL-A is a party and which is material to OFL-A's condition (financial or otherwise), business, operations or properties, and OFL-A has not delivered or received any notice of default thereunder.

            (v) Financial or Other Condition. There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of OFL-A.

            (w) Investment Company Status. OFL-A is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which OFL-A is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

            (x) No Shared Obligations. There is not now, nor will there be at any time in the future, any agreement or understanding between OFL-A and the Purchaser (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

            (y) Representation and Warranties True and Correct. Each of the representations and warranties of OFL-A contained in this Agreement and the Transaction Documents to which it is a party is true and correct in all material respects and OFL-A hereby makes each such representation and warranty to, and for the benefit of the Purchaser as if the same were set forth in full herein.

            SECTION 4.2 Representations and Warranties of the Purchaser. The Purchaser makes the following representations and warranties, on which OFL-A relies in selling, assigning, transferring and conveying Transferred Receivables and the Other Conveyed Property to the Purchaser hereunder. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of Transferred Receivables and the Other Conveyed Property hereunder and the grant of a security interest in Transferred Receivables by the Purchaser under the Receivables Financing Agreement.

            (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Transferred Receivables and the Other Conveyed Property, and to grant a security interest in the Transferred Receivables and the Other Conveyed Property to the Custodian on behalf of the Secured Parties pursuant to the Receivables Financing Agreement.

            (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property pr the conduct of its business requires such qualification.

            (c) Power and Authority. The Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Transferred Receivables and the Other Conveyed Property hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by the Purchaser by all necessary action.

            (d) No Consent Required. The Purchaser is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement, the Receivables Financing Agreement and the Transaction Documents to which it is a party, except for such as have been obtained, effected or made.

            (e) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

            (f) No Violation. The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement, the Receivables Financing Agreement and the Transaction Documents and the fulfillment of the terms of this Agreement, the Receivables Financing Agreement and the Transaction Documents to which it is a party do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the

      Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Receivables Financing Agreement), or violate any law, order, rule or regulation, applicable to the Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

            (g) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of the Purchaser, threatened against the Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, the Receivables Financing Agreement or any of the Transaction Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Receivables Financing Agreement or any of the Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement, the Receivables Financing Agreement or any of the Transaction Documents or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Transferred Receivables and the Other Conveyed Property hereunder or the grant by the Purchaser of a security interest in the Transferred Receivables and the Other Conveyed Property to the Custodian on behalf of the Secured Parties pursuant to the Receivables Financing Agreement.

In the event of any breach of a representation and warranty made by the Purchaser hereunder, OFL-A covenants and agrees that OFL-A will not take any action to pursue any remedy that either may have hereunder, in law, in equity or otherwise, until a year and a day have passed since all obligations of the Purchaser under the Receivables Financing Agreement and any other Transaction Document (as defined under the Receivables Financing Agreement) have been paid in full. OFL-A and the Purchaser agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by the Purchaser.

            SECTION 4.3   Indemnification.

            (a) OFL-A shall defend, indemnify and hold harmless the Purchaser, the Insurer, the Backup Servicer, each Investor and the Agent from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of OFL-A's representations and warranties and covenants contained herein.

            (b) OFL-A shall defend, indemnify and hold harmless the Purchaser, the Insurer, the Backup Servicer, each Investor and the Agent from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting, from the use, ownership or operation by OFL-A or any Affiliate thereof of a Financed Vehicle.

            (c) OFL-A will defend and indemnify the Purchaser, the Insurer, the Backup Servicer, each Investor and the Agent against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken, or failed to be taken, by it in respect of any portion of the Transferred Receivables or the Other Conveyed Property other than in accordance with this Agreement or the Transferred Receivables Financing Agreement.

            (d) OFL-A agrees to pay, and shall defend, indemnify and hold harmless the Purchaser, the Insurer, the Backup Servicer, each Investor and the Agent from and against any taxes that may at any time be asserted against the Purchaser, the Insurer, the Backup Servicer, any Investor or the Agent with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but, not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Transferred Receivables and the Other Conveyed Property related thereto to the Purchaser or asserted with respect to ownership of the Transferred Receivables and Other Conveyed Property which shall be indemnified by OFL-A pursuant to clause (e) below) and costs and expenses in defending against the same, arising by reason of the acts to be performed by OFL-A under this Agreement or imposed against such Persons.

            (e) OFL-A agrees to pay, and to indemnify, defend and hold harmless the Purchaser, the Insurer, the Backup Servicer, each Investor and the Agent from, any taxes which may at any time be asserted against such Persons with respect to, and as of the date of, the conveyance or ownership of the Transferred Receivables or the Other Conveyed Property related thereto hereunder, including, without limitation, any sales, gross receipts, personal property, tangible or intangible personal property, privilege or license taxes and costs and expenses in defending against the same, arising by reason of the acts to be performed by OFL-A under this Agreement or imposed against such Persons.

            (f) OFL-A shall defend, indemnify, and hold harmless the Purchaser, the Insurer, the Backup Servicer, each Investor and the Agent from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser, the Insurer, the Backup Servicer, each Investor and the Agent through, the negligence, willful misfeasance, or bad faith of OFL-A in the performance of its duties under this Agreement or by reason of reckless disregard of OFL-A's obligations and duties under this Agreement.

            (g) OFL-A shall indemnify, defend and hold harmless the Purchaser, the Insurer, the Backup Servicer, each Investor and the Agent from and against any loss, liability or expense imposed upon, or incurred by, the Purchaser, the Insurer, any Investor or the Agent as result of the failure of any Transferred Receivable, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

            (h) ACC shall defend, indemnify, and hold harmless the Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of ACC=s trusts and duties as Servicer under the Receivables Financing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Purchaser.

            Indemnification under this Section 4.3 shall include reasonable fees and expenses of counsel and expenses of litigation. The indemnity obligations hereunder shall be in addition to any obligation that OFL-A or ACC may otherwise have.

                                    ARTICLE V

                               COVENANTS OF OFL-A

            SECTION 5.1 Protection of Title of the Purchaser.

            (a) At or prior to the Closing Date, OFL-A shall have filed or caused to be filed UCC-1 financing statements, executed by OFL-A as seller or debtor, naming the Purchaser as purchaser or secured party and describing the Transferred Receivables and the Other Conveyed Property being sold by it to the Purchaser as collateral, with the office of the Secretary of State of the State of California and in such other locations as the Purchaser shall have required. From time to time thereafter, OFL-A shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law to fully preserve, maintain and protect the interest of the Purchaser under this Agreement and of the Custodian on behalf of the Secured Parties under the Receivables Financing Agreement in the Transferred Receivables and the Other Conveyed Property, as the case may be, and in the proceeds thereof. OFL-A shall deliver (or cause to be delivered) to the Purchaser, the Insurer, each Investor and the Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that OFL-A fails to perform its obligations under this subsection, the Purchaser may do so, at the expense of OFL-A.

            (b) OFL-A shall not change its name, identity, or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by OFL-A (or by the Purchaser on behalf of OFL-A) in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless OFL-A shall have given the Purchaser, each Investor, the Agent and the Insurer at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

            (c) OFL-A shall give the Purchaser, the Insurer (so long as an Insurer Default shall not have occurred and be continuing), each Investor and the Agent at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. OFL-A shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

            (d) OFL-A and ACC shall maintain its computer systems so that, from and after the time of sale under this Agreement of Transferred Receivables to the Purchaser and the grant of a security interest in such Transferred Receivables by the Purchaser to the Custodian on behalf of the Secured Parties, ACC's and OFL-A's master computer records (including archives) that shall refer to a Transferred Receivable indicate clearly that such Transferred Receivable has been sold to the Purchaser and a security interest therein has been granted by the Purchaser to the Custodian on behalf of the Secured Parties. Indication of the Custodian=s security interest in a Transferred Receivable shall be deleted from or modified on ACC's and OFL-A's computer systems when, and only when, such Transferred Receivable shall be transferred in connection with any Take-Out Securitization or purchased by ACC in accordance with Section 6.2 hereof.

            (e) If at any time OFL-A shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, OFL-A shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Transferred Receivable shall indicate clearly that such Transferred Receivable has been so sold to the Purchaser and is subject to a security interest in favor of the Custodian on behalf of the Secured Parties.

            SECTION 5.2 Other Liens or Interests. Except for the conveyances hereunder, OFL-A will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Transferred Receivables, the Other Conveyed Property or any interest therein, and OFL-A shall defend the right, title, and interest of the Purchaser and the Custodian on behalf of the Secured Parties in and to the Transferred Receivables and the Other Conveyed Property related thereto against all claims of third parties claiming through or under OFL-A.

            SECTION 5.3 Costs and Expenses. OFL-A and ACC shall pay all reasonable costs and disbursements in connection with the performance of their respective obligations hereunder and under the Receivables Financing Agreement and Transaction Documents to which it is a party.

                                   ARTICLE VI

                                   REPURCHASES

            SECTION 6.1 Repurchase of Transferred Receivables Upon Breach of Warranty. (a) Upon the occurrence of (x) an ACC Repurchase Event or (y) an OFL-A Repurchase Event that materially and adversely affects the related Transferred Receivable, ACC or OFL-A, as the case may be, shall, unless such breach shall have been cured in all material respects, repurchase the related Transferred Receivable from the Purchaser by the last day of the first full calendar month following discovery or notice to ACC or OFL-A, as the case may be, of such breach, and, on or before the related Distribution Date, ACC shall pay the Purchase Amount to the Purchaser pursuant to the Receivables Financing Agreement. Any such repurchase resulting from an ACC Repurchase Event shall take place in the manner specified in Section 8.7 of the Receivables Financing Agreement. Notwithstanding any other provision of this Agreement or the Receivables Financing Agreement to the contrary, the obligation of ACC under this Section shall not terminate upon a termination of ACC as Servicer under the Receivables Financing Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or the Purchaser to perform any of their respective obligations with respect to such Transferred Receivable under the Receivables Financing Agreement.

            (b) ACC acknowledges that (i) it acts as agent for OFL-A in connection with the origination of Receivables, including but not limited to, Transferred Receivables and (ii) the occurrence of an OFL-A Repurchase Event may materially and adversely affect the Transferred Receivables. Therefore, upon the occurrence of an OFL-A Repurchase Event that materially and adversely affects the related Transferred Receivable, ACC shall, unless such breach shall be cured in all material respects, purchase the related Transferred Receivable from the Purchaser by the last day of the first full calendar month following discovery or notice to ACC or OFL-A of such breach, and, on or before the related Distribution Date, ACC shall pay the Purchase Amount to the Purchaser pursuant to the Receivables Financing Agreement.

            (c) In addition to the foregoing and notwithstanding whether the related Transferred Receivable shall have been purchased by ACC or OFL-A, as the case may be, ACC or OFL-A, as the case may be, shall indemnify the Backup Servicer, the Insurer, each Investor and the Agent against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to ACC Repurchase Events or OFL-A Repurchase Events, as the case may be.

            SECTION 6.2 Right to Repurchase Transferred Receivables. (a) ACC may, at its option, on the last day of any Collection Period, repurchase from the Purchaser any Transferred Receivables that are Defaulted Receivables as of such day at a purchase price determined from time to time by ACC and the Purchaser; provided, however, that, after giving effect to any such repurchase, no Event of Default, Unmatured Event of Default or Facility Termination Date shall have occurred.

            (b) The Purchaser shall, at the request of ACC Receivables (which request shall be delivered in connection with any Take-Out Securitization), at any time transfer, by way of dividend or repurchase, to ACC Receivables Transferred Receivables at a purchase price, in respect of any Transferred Receivables that are repurchased, equal to the then outstanding principal balance of such Transferred Receivable together with accrued but unpaid interest thereon; provided, however, that, after giving effect to any such transfer, no Event of Default, Unmatured Event of Default or Facility Termination Date shall have occurred.

            SECTION 6.3 Reassignment of Purchased Receivables. Upon deposit in the Collection Account of the Purchase Amount of any Transferred Receivable repurchased by ACC or OFL-A under Section 6.1 or Section 6.2, the Purchaser and each Investor shall take such steps as may be reasonably requested by ACC or OFL-A, as the case may be, in order to assign to ACC or OFL-A, as the case may be, all of the Purchaser's and each Investor's right, title and interest in and to such Transferred Receivable and all security and documents and all Other Conveyed Property conveyed to the Purchaser and each Investor directly relating thereto, without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Purchaser or any Investor. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Transferred Receivable, in any enforcement suit or legal proceeding, it is held that ACC or OFL-A, as the case may be, enforce any such Transferred Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Transferred Receivable, the Purchaser and each Investor shall, at the expense of ACC or OFL-A, as the case may be, take such steps as ACC or OFL-A, as the case may be, deems reasonably necessary to enforce the Transferred Receivable, including bringing suit in the Purchaser's or each Investor's name.

            SECTION 6.4 Waivers. No failure or delay on the part of the Purchaser or any Investor as assignee of the Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                   ARTICLE VII

                                  MISCELLANEOUS

            SECTION 7.1 Liability of OFL-A. OFL-A shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by OFL-A and its representations and warranties.

            SECTION 7.2 Merger or Consolidation of OFL-A or the Purchaser. Any corporation or other entity (i) into which OFL-A or the Purchaser may be merged or consolidated, (ii) resulting from any merger or consolidation to which OFL-A or the Purchaser is a party or (iii) succeeding to the business of OFL-A or the Purchaser, in the case of the Purchaser, which corporation has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in the Purchaser's certificate of incorporation, provided that in any of the foregoing cases such corporation shall execute an agreement of assumption to perform every obligation of OFL-A or the Purchaser, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to OFL-A or the Purchaser, as the case may be, hereunder (without relieving OFL-A or the Purchaser of its responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further act by any of the parties to this Agreement. Notwithstanding the foregoing, so long as an Insurer Default shall not have occurred and be continuing the Purchaser shall not merge or consolidate with any other Person or permit any other Person to become the successor to the Purchaser's business without the prior written consent of the Insurer. OFL-A or the Purchaser shall promptly inform the other party, each Investor, the Agent and, so long as an Insurer Default shall not have occurred and be continuing, the Insurer of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i),
(ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 4.1 and 4.2 or covenant made pursuant to Section 4.3, shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an event of default under the Insurance Agreement, shall have occurred and be continuing, (y) OFL-A or the Purchaser, as applicable, shall have delivered to Alpine and the Agent an Officer=s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
7.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) OFL-A or the Purchaser, as applicable, shall have delivered to each Investor and the Agent an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Custodian on behalf of the Secured Parties in the Transferred Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

            SECTION 7.3 Limitation on Liability of OFL-A and Others. OFL-A and any director, officer, employee or agent of either may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. OFL-A shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, the Receivables Financing Agreement or its Transaction Documents and that in its opinion may involve it in any expense or liability.

            SECTION 7.4  [Intentionally Omitted]

            SECTION 7.5  Amendment.

            (a) This Agreement may be amended by ACC, OFL-A and the Purchaser, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement.

            (b) This Agreement may also be amended from time to time by ACC, OFL-A and the Purchaser, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing), and with the consent of each Investor and the Agent, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Transferred Receivables.

            (c) Prior to the execution of any such amendment or consent, OFL-A shall have furnished written notification of the substance of such amendment or consent to each Rating Agency.

            SECTION 7.6 Notices. All demands, notices and communications to ACC, OFL-A or the Purchaser hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of ACC, to ACC Consumer Finance Corporation, 12750 High Bluff Drive, Suite 320, San Diego, California 92130, Attention: Chief Financial Officer, or such other address as shall be designated by ACC in a written notice delivered to the other party or to the Trustee, as applicable, or (b) in the case of the Purchaser, to [ ], Plaza del Mar, 12526 High Bluff Drive, Suite 300, San Diego, California 92130, Attention:
President, or (c) in the case of the Insurer, to Financial Security Assurance Inc., 350 Park Avenue, New York, NY 10022, Attention: Surveillance Department
Re: ________________________________________, or (d) in the case of OFL-A, to
OFL-A Receivables Corp., 2131 Palomar Airyos Road, Suite 300, Carlsbad, CA 92009-2115, Attention Mr. Gary Burdick.

            SECTION 7.7 Merger and Integration. Except as specifically stated otherwise herein, this Agreement, the Receivables Financing Agreement and the Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement, the Receivables Financing Agreement and the Transaction Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 7.8 Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            SECTION 7.9 Intention of the Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by OFL-A and the Purchaser that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Transferred Receivables and the Other Conveyed Property conveying good title thereto free and clear of any Liens, from OFL-A to the Purchaser, and that the Transferred Receivables and the Other Conveyed Property shall not be a part of OFL-A=s estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to, OFL-A. In the event that such conveyance is determined to be made as security for a loan made by the Purchaser to OFL-A, the parties intend that OFL-A shall have granted to the Purchaser a security interest in all right, title and interest in and to the Transferred Receivables and the Other Conveyed Property conveyed pursuant to Section 2.1, and that this Agreement shall constitute a security agreement under applicable law.

            SECTION 7.10 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

            SECTION 7.11 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

            SECTION 7.12 Nonpetition Covenant. Until one year and one day after the latest maturing commercial paper issued by Alpine shall be paid in full, neither ACC, OFL-A nor the Purchaser shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Alpine (or, in the case of ACC or OFL-A, against the Purchaser) under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Alpine (or the Purchaser) or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Alpine (or the Purchaser).

                 [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                           ACC LIQUIDITY LLC,
                                           as Purchaser

                                           By: /s/ GARY S. BURDICK
                                              ----------------------------------
                                              Name:  Gary S. Burdick
                                              Title: President

                                           OFL-A RECEIVABLES CORP.,
                                           as Seller

                                           By: /s/ GARY S. BURDICK
                                              ----------------------------------
                                              Name:  Gary S. Burdick
                                              Title: President


                                           ACC CONSUMER FINANCE
                                           CORPORATION

                                           By: /s/ GARY S. BURDICK
                                              ----------------------------------
                                              Name:  Gary S. Burdick
                                              Title: President

                                           ACC RECEIVABLES CORP.
                                           By:

                                           By: /s/ GARY S. BURDICK
                                              ----------------------------------
                                              Name:  Gary S. Burdick
                                              Title: President

                [Signature Page to Purchase and Sale Agreement]

                                                                       EXHIBIT A

                               FORM OF ASSIGNMENT

      ASSIGNMENT, dated as of ___________ between OFL-A Receivables Corp. (the "Seller") and ACC Liquidity LLC ("Purchaser").

                    1. We refer to the Purchase and Sale Agreement (the "Purchase Agreement") dated as of March 27, 1997 between the Seller, the Purchaser, ACC Receivables Corp. and ACC Consumer Finance Corporation. All provisions of the Purchase Agreement are incorporated herein by reference. All capitalized terms shall have the meanings set forth in the Purchase Agreement.

                    2. The Seller does hereby sell, transfer, assign, and otherwise convey, from time to time, to Purchaser, without recourse (but without limitation of its obligations in the Purchase Agreement), and the Purchaser hereby agrees to purchase, all right, title and interest of Seller in and to certain Transferred Receivables and the Other Conveyed Property pursuant to the Purchase Agreement.

                    3. The Seller does hereby remake the representations and warranties set forth in Section 4.1 of the Purchase Agreement with full force and effect as if the same were fully set forth herein.

      IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFL-A RECEIVABLES CORP.                       ACC LIQUIDITY LLC

                                              BY: ACC FUNDING CORP.,
                                                  ITS MANAGING MEMBER

By:                                           By:
   ------------------------------                -------------------------------
   Name:                                          Name:
   Title:                                        Title:

                                                                     SCHEDULE A

                             SCHEDULE OF RECEIVABLES

               SEE SCHEDULE A TO RECEIVABLES FINANCING AGREEMENT



                                    Sch. A-1

                                                                    SCHEDULE B

                    REPRESENTATIONS AND WARRANTIES OF OFL-A


        1. Characteristics of Transferred Receivables. Each Transferred Receivable (A) was originated by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business and, such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, was fully and properly executed by the parties thereto, was purchased by OFL-A, American Credit Corporation or ACC from such Dealer under an existing Dealer Agreement with OFL-A or ACC (including in its capacity as successor to American Credit Corporation) and was validly assigned by such Dealer to OFL-A, American Credit Corporation (in its capacity as the predecessor of ACC) or ACC (in its individual capacity and in its capacity as successor American Credit Corporation), (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (C) is a fully amortizing Simple Interest Receivable or Rule of 78s Receivable which provides for level monthly payments (provided that the payment in the first Collection Period and the final Collection Period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term.

        2. No Fraud or Misrepresentation. Each Transferred Receivable was originated by a Dealer and was sold by the Dealer to ACC, American Credit Corporation (in its capacity as the predecessor of ACC) or OFL-A without any fraud or material misrepresentation on the part of such Dealer in either case or on the part of the Obligor.

        3. Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the Minnesota Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the Transferred Receivables, each and every sale of Financed Vehicles and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts, have been complied with in all material respects, and each Transferred Receivable and the sale of the Financed Vehicle evidenced by each Transferred Receivable and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

                                    Sch. B-1

        4. Origination. Each Transferred Receivable was originated in the United States of America and, at the time of origination materially conformed to all requirements of the Dealer Underwriting Guide applicable to such Transferred Receivable.

        5. Binding Obligation. Each Transferred Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Transferred Receivable may be modified by the application after the relevant Purchase Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Transferred Receivable had full legal capacity to execute and deliver such Transferred Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

        6. No Government Obligor. None of the Transferred Receivables shall be due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof.

        7. Obligor Bankruptcy. As of the applicable Purchase Date, no Obligor had been identified on the records of ACC or OFL-A as being the subject of a current bankruptcy proceeding.

        8. Schedule of Receivables. The information pertaining to each Transferred Receivable set forth in each Schedule of Receivables was true and correct in all material respects as of the close of business on the relevant Purchase Date.

        9. Marked Records. By the closing Date and on each relevant date thereafter, ACC will have caused the portions of ACC's servicing records relating to the Transferred Receivables to be clearly and unambiguously marked to show that the Transferred Receivables have been transferred to the Purchaser and are owned by the Purchaser and subject to a security interest in accordance with the terms of this Agreement and the Receivables Financing Agreement.

        10. Computer Tape or Listing. The Computer Tape or Listing made available by OFL-A to the Purchaser from time to time was complete and accurate as of the related Purchase Date and includes a description of the same Receivables that are described in the related Schedule of Receivables.

        11. Chattel paper. The Transferred Receivables constitute chattel paper within the meaning of the UCC.

        12. One Original. There is only one original executed copy of each Transferred Receivable.

                                    Sch. B-2

        13. Receivable Files Complete. There exists a Receivable File pertaining to each Transferred Receivable and such Receivable File contains, without limitation, (a) a fully executed original of such Transferred Receivable, endorsed, "Pay to the order of Norwest Bank Minnesota, National Association as custodian" and signed in the name of OFL-A by an authorized officer, (b) a certificate of insurance, application form for insurance signed by the Obligor, or a signed representation letter from the Obligor named in the Transferred Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, (c) the original Lien Certificate or application therefor together with an assignment of the Lien Certificate executed by OFL-A to the Purchaser and (d) an original credit application signed by the Obligor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form required by OFL-A to be completed have been properly filled in and each form has otherwise been correctly prepared. Notwithstanding the above, a copy of the complete Receivable File for each Transferred Receivable, which fulfills the documentation requirements of the Dealer Underwriting Guide as in effect at the time of purchase is in the possession of the Custodian.

        14. Transferred Receivables in Force. No Transferred Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Transferred Receivable has not been released from the lien of the related Transferred Receivable in whole or in part. No provisions of any Transferred Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File held by the Custodian. No Transferred Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

        15. Lawful Assignment. No Transferred Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Transferred Receivable under this Agreement. OFL-A has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Transferred Receivables.

        16. Good Title. No Transferred Receivable has been sold, transferred, assigned or pledged by OFL-A to any Person other than the Purchaser; immediately prior to the conveyance of Transferred Receivables to the Purchaser pursuant to this Agreement, OFL-A was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by OFL-A, the Purchaser shall have good and indefeasible title to and will be the sole owner of such Transferred Receivables, free of any Lien. No Dealer has a participation in, or other right to receive, proceeds of any Transferred Receivable. OFL-A has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Transferred Receivables.

        17. Security Interest in Financed Vehicle. Each Transferred Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of


                                    Sch.B-3

OFL-A of ACC in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show OFL-A, American Credit Corporation (in its capacity as the predecessor of ACC) or ACC (both in its individual capacity and in its capacity as the successor of American Credit Corporation) named as the original secured party under each Transferred Receivable and, accordingly, ACC, ACC d/b/a accent Financial Services or OFL-A, as the case may be, will be the holder of a first priority security interest in such Financed Vehicle. With respect to each Transferred Receivable for which the Lien Certificate has not yet been returned from the Registrar of Title, OFL-A, ACC d/b/a Accent Financial Services or ACC has received written evidence from the related Dealer that such Lien Certificate showing OFL-A, American Credit Corporation (in its capacity as the predecessor of ACC) or ACC, ACC d/b/a Accent Financial Services (both in its individual capacity and in its capacity as the successor of American Credit Corporation) as first lienholder has been applied for. If the Transferred Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show OFL-A, American Credit Corporation (in its capacity as the predecessor of ACC) or ACC, ACC d/b/a Accent financial Services (both in its individual capacity and in its capacity as the successor of American Credit Corporation) named as the original secured party under the related Transferred Receivable. Such security interest in the Financed Vehicle has been validly assigned by OFL-A or ACC (including an assignment by ACC as successor by merger to ACC Consumer (previously named American Credit Corporation)), as the case may be, to the Purchaser pursuant to the Agreement.

        Immediately after the sale, transfer and assignment thereof to the Purchaser, each Transferred Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of OFL-A as secured party, which security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the relevant Purchase Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the lien of the related Transferred Receivable.

        18. All Filings Made. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Custodian for the benefit of the Secured Parties a first priority perfected lien on, or ownership interest in, the Transferred Receivables and the proceeds thereof and the Other Conveyed Property related thereto have been made, taken or performed.

        19. No Impairment. OFL-A has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Transferred Receivable or otherwise to impair the rights of the Purchaser and the Investors in any Transferred Receivable or the proceeds thereof.


                                    Sch.B-4

        20. Receivable Not Assumable. No Transferred Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to OFL-A with respect to such Transferred Receivable.

        21. No Defenses. No Transferred Receivable is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Transferred Receivable.

        22. No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Transferred Receivable (other than payment delinquencies of not more than 30 days) and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Transferred Receivable, and there has been no waiver or any of the foregoing. As of the relevant Purchase Date, no Financed Vehicle had been repossessed.

        23. Insurance. At the time of the origination of each Transferred Receivable, the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value and (b) the principal amount due from the Obligor under the related Transferred Receivable, (ii) naming OFL-A and it successor and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Transferred Receivable requires the Obligor to maintain physical loss and damage insurance, naming OFL-A, and its successors and assigns as additional insured parties, and each Transferred Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so.

        24. Receivables. As of the relevant Purchase Date, each Transferred Receivables: (i) had an original maturity of at least 18 months but not more than 72 months; (ii) an original Amount Financed of at least $3,000 and not more than $27,000; (iii) had an Annual Percentage Rate of at least 14.50% and not more than 27%; (iv) was not more than 30 days past due; (v) no funds had been advanced by ACC, the Servicer, OFL-A, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under subclause (iv) of this clause (24); and (vi) no provision thereof waived, altered or modified in any respect since its origination.

        25. Origination. Each Transferred Receivable was originated in the United States of America and, at the time of origination, materially conformed to all requirements of the OFL-A underwriting policies and guidelines then in effect and applicable to such Transferred Receivable.

        26. Selection Procedures. No selection procedures adverse to the Purchaser have been or will be utilized in selecting any Receivable to be sold to the Purchaser from all other similar Receivables originated by OFL-A.


                                    Sch.B-5

        27. No Defaulted or Delinquent Receivables. None of the Transferred Receivables is a Defaulted or Delinquent Receivable.


                                    Sch.B-6